SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)   January 24, 2001
                                                       ----------------

                            QUAD SYSTEMS CORPORATION
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            (Exact name of registrant as specified in its charter)

           Delaware                   0-21504               23-2180139
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  (State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)

    2405 Maryland Road, Willow Grove, Pennsylvania         19090
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      (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code   (215)  657-6202
                                                         -------------------


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          (Former name or former address, if changes since last report)


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      Item 5.  Other Event

      On January 24, 2001, the Company announced that it had received a Nasdaq Staff Determination notifying the Company that, effective at the opening of business of January 25, 2001, the Company no longer complied with Nasdaq's requirements for the Company's Common Stock to continue to be listed on the Nasdaq National Market.

      On January 24, 2001, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

            Exhibit 99 Press Release, Dated January 24,2001.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUAD SYSTEMS CORPORATION


      Dated:  January 24, 2001         By  /s/ Anthony R. Drury
                                          -------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)

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                                  EXHIBIT INDEX


      EXHIBIT NO.                      EXHIBIT

         99           Press Release, dated January 24, 2001